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                         TRADEMARK ASSIGNMENT AGREEMENT



       TRADEMARK ASSIGNMENT AGREEMENT ("Assignment") effective as of November 2, 1995 between ITT CORPORATION, a Delaware corporation ("ITT Corporation") and ITT DESTINATIONS, INC., a Nevada corporation ("ITT Destinations") (collectively the "Parties").

                                    RECITALS

       WHEREAS, the Board of Directors of ITT Corporation has decided to carry out the Distribution (as hereinafter defined) whereby the holders of shares of Common Stock of ITT Corporation will receive all the outstanding shares of Common Stock of ITT Destinations and all the outstanding shares of Common Stock of ITT Hartford Group, Inc. (as hereinafter defined);

       WHEREAS, the shareholders of ITT Corporation have approved the aforesaid Distribution and certain other related transactions considered necessary by ITT Corporation to carry out the Distribution;

       WHEREAS, as part of carrying out the Distribution, ITT Corporation has entered into Trade Name and Trademark License Agreements each effective as of November 1, 1995 with ITT Manufacturing Enterprises, Inc. ("Enterprises License Agreement") and with ITT Hartford Group, Inc. ("Hartford License Agreement") granting them and certain of their Sublicensees the continued right and license to use the ITT Name and the ITT Marks (each as hereinafter defined);

       WHEREAS, ITT Corporation owns and is assigning to ITT Destinations effective simultaneously with this Assignment, the Enterprises License Agreement and the Hartford License Agreement;

       WHEREAS, ITT Corporation is the owner of the worldwide right, title and interest in and to the ITT Name and the ITT Marks and the goodwill associated therewith; and

       WHEREAS, it is the present intention of ITT Destinations not to use the ITT Name and the ITT Marks in a manner which would materially be detrimental to the goodwill of such ITT Name and ITT Marks.

       NOW, THEREFORE, in connection with and to carry out the Distribution and in consideration of the premises and mutual agreements and covenants herein, the Parties agree as follows:



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                                                                             (4)



       1. DEFINITIONS. As used in this Assignment, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

              (a) "Distribution" shall mean the distribution on the Distribution Date to holders of record of shares of ITT Corporation Common Stock as of the Distribution Record Date of (i) the ITT Destinations Common Shares owned by ITT Corporation on the basis of one ITT Destinations Common Share for each outstanding share of ITT Corporation Common Stock and (ii) the ITT Hartford Group, Inc. Common Shares owned by ITT Corporation on the basis of one ITT Hartford Group, Inc. Common Share for each outstanding share of ITT Corporation Common Stock.

              (b) "Distribution Agreement" shall mean the Distribution Agreement entered into by ITT Corporation, ITT Destinations, and ITT Hartford Group, Inc. relating to the distribution of the shares of ITT Destinations and ITT Hartford Group, Inc. to the holders of ITT Corporation Common Stock.

              (c) "Distribution Date" shall mean such date as may hereafter be determined by ITT Corporation's Board of Directors as the date on which the Distribution shall be effected.

              (d) "Effective Time" shall mean 11:59 p.m., New York time, on the Distribution Date.

              (e) "ITT Corporation" shall mean (i) ITT Corporation, a Delaware corporation and its predecessor Maryland corporation up to the Effective Time to be merged thereafter into ITT Indiana, Inc., an Indiana corporation, and renamed "ITT Industries, Inc." in connection with the Distribution.

              (f) "ITT Destinations" shall mean ITT Destinations, Inc., a Nevada corporation, to be renamed "ITT Corporation" immediately prior to the Effective Time.

              (g) "ITT Industries" shall mean ITT Industries, Inc., an Indiana corporation and the legal successor after the Distribution to ITT Corporation.

              (h) "ITT Hartford Group, Inc." shall mean ITT Hartford Group, Inc., a Delaware corporation.

              (i) "ITT Manufacturing Enterprises, Inc." shall mean ITT Manufacturing Enterprises, Inc., a Delaware corporation.

              (j) "ITT Logo" shall mean the worldwide rights including License Rights in and to the stylized trademark and service mark shown in Exhibit A annexed hereto together with all registrations thereof and all applications therefor, now or hereinafter





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                                                                             (4)



obtained or filed, including those registrations and applications set forth in Exhibit A, and the goodwill associated therewith.

              (k) "ITT Marks" shall mean the worldwide rights including License Rights in and to (i) the ITT Logo, and (ii) all other trademarks and service marks consisting of the letters "ITT", together with all registrations thereof and all applications therefor now or hereinafter filed or obtained, and the goodwill associated therewith, including those registrations and applications set forth in Exhibit A hereto.

              (l) "ITT Name" shall mean the worldwide rights including License Rights in and to that portion of any company or trade name consisting of the letters "ITT", and the goodwill associated therewith.

              (m) "License Rights" shall mean any and all rights in and to licenses and other grants received from or licensed to third parties under any contracts, memoranda or other understandings relating to the ITT Logo, the ITT Marks and/or the ITT Name.

       2. REPRESENTATIONS. ITT Corporation represents and warrants that it is the owner of the ITT Name and the ITT Marks.

       3. ASSIGNMENT. ITT Corporation hereby transfers and assigns to ITT Destinations, without charge to ITT Destinations, effective as of November 2, 1995, all of its worldwide right, title and interest in and to the ITT Name and the ITT Marks, including the right to sue and recover for past infringements thereof.

       4. ACCEPTANCE. ITT Destinations hereby accepts the aforesaid transfer and assignment of the ITT Name and the ITT Marks, including the right to sue and recover for past infringements thereof.

       5. DOCUMENTS. To the extent the assignments pursuant to paragraph 3 herein may be incomplete or ineffective for any reason including errors or omissions in Exhibits A hereto, then ITT Corporation or, after the Distribution Date its successor ITT Industries, shall execute and deliver to ITT Destinations, upon ITT Destinations' request, any and all documents and take other reasonable actions which may be necessary to make such assignment complete and effective.

       IN WITNESS WHEREOF, the Parties have caused this Assignment to be duly executed by their respective authorized officers as of the day and year first written above.





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                                                                             (4)



                                         ITT CORPORATION


                                         By:        /s/ Richard S. Ward
                                                    ----------------------------
                                         Name:      Richard S. Ward
                                         Title:     Executive Vice President and
                                                    General Counsel


                                         ITT DESTINATIONS, INC.


                                         By:        /s/ Peter A. Abruzzese
                                                    ----------------------------
                                         Name:      Peter A. Abruzzese
                                         Title:     Vice President and Associate
                                                    General Counsel





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                                                                             (4)



STATE OF NEW YORK   )
                                    ss.:
COUNTY OF NEW YORK  )



       On this 27th day of November, 1995, before me appeared Richard S. Ward, to me personally known and known to me the person who executed the foregoing Assignment; and who being by me duly sworn, did depose and say that he is Executive Vice President of ITT CORPORATION, that he is authorized to sign this Assignment on behalf of said corporation, and that said assignment was signed on behalf of the corporation by authority of its Board of Directors, and unto me acknowledged said Assignment to be the free act and deed of said corporation.



                      [Notary Seal of Sonja Esposito]    /s/ Sonja Esposito
                                                         -----------------------
                                                         Notary Public



STATE OF NEW YORK   )
                                    ss.:
COUNTY OF NEW YORK  )



       On this 27th day of November,1995, before me appeared Peter A. Abruzzese to me personally known and known to me the person who executed the foregoing Assignment; and who being by me duly sworn, did depose and say that he is Vice President of ITT DESTINATIONS, INC., that he is authorized to sign this Assignment on behalf of said corporation, and that said Assignment was signed on behalf of the corporation by authority of its Board of Directors, and unto me acknowledged said Assignment to be the free act and deed of said corporation.



                      [Notary Seal of Sonja Esposito]    /s/ Sonja Esposito
                                                         -----------------------
                                                         Notary Public





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